Covid-19 (Details)	12 Months Ended
Feb. 28, 2021
Covid 19 [Abstract]
Companys performance, description	Although COVID-19 subdued the Company’s performance specifically during the first two quarters of full year 2021, its subscriber base still grew by 16% for the year. A strong recovery was evident for the last two quarters of the financial year with 130,827 net subscribers added in the second half (compared to 48,658 in the first half of 2021). Karooooo’s global operations are subject to risks associated with actions taken by governmental authorities as a result of the COVID-19 pandemic. Karooooo is actively monitoring these ongoing and potential impacts of COVID-19 in order to mitigate and minimize the impact on its business.